Exhibit 99_1

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, AND DEAN’S NATURAL HOLDINGS, LLC

AUDITED COMBINED FINANCIAL STATEMENTS

As of and for the year ended December 31, 2021

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Members of:
Green’s Natural Foods, Inc.
Dean’s Natural Food Market, Inc.
Dean’s Natural Food Market of Shrewsbury, Inc.
Dean’s Natural Food Market of Basking Ridge, LLC
Dean’s Natural Food Market of Chester, LLC
Dean’s Natural Holdings, LLC

Report on the Audit of the Combined Financial Statements

Qualified Opinion

We have audited the combined financial statements of Green’s Natural Foods, Inc. (an S-Corporation and a wholly owned subsidiary of Hudson Equity Partners, LLC), Dean’s Natural Food Market, Inc. (a C-Corporation and a wholly owned subsidiary of Red Oak Equity Partners, LLC), Dean’s Natural Food Market of Shrewsbury, Inc., (an S-Corporation and a wholly owned subsidiary of Red Oak Equity Partners, LLC), Dean’s Natural Food Market of Basking Ridge, LLC (a single-member LLC and a wholly owned subsidiary of Red Oak Equity Partners, LLC), Dean’s Natural Food Market of Chester, LLC (a single-member LLC and a wholly owned subsidiary of Red Oak Equity Partners, LLC) and Dean’s Natural Holdings, LLC (a single-member LLC and a wholly owned subsidiary of Red Oak Equity Partners, LLC) (collectively, the “Company”), which comprise the combined balance sheet as of December 31, 2021, and the related combined statements of income, changes in shareholder’s/member’s equity, and cash flows for the year then ended, and the related notes to the combined financial statements.

In our opinion, except for the possible effects of the matters described in the Basis for Qualified Opinion section of our report, the accompanying combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Qualified Opinion

During 2020, Green’s Natural Foods, Inc. wrote off its remaining intangible assets balance of $298,482. We were unable to obtain sufficient appropriate audit evidence to substantiate the carrying amount of these intangible assets immediately prior to their write off because management could not locate the necessary records to support these intangible assets. Consequently, we were unable to substantiate the assets or the write off.

In addition, as discussed in Note 2, these combined financial statements include the operations of the New Jersey stores for the year ended December 31, 2021, even though they were not acquired by the owners of Red Oak Equity Partners, LLC until August 16, 2021, to satisfy the requirements of the U.S. Securities and Exchange Commission as they relate to a significant acquisition by a public company (Healthier Choices Management Corp.).  As a result, the New Jersey stores were not under common control for the entire year ended December 31, 2021.  Therefore, in our opinion, activity related to the New Jersey stores would not be reported and combined in these combined financial statements for the period through August 16, 2021, in accordance with Accounting Principles Generally Accepted in the United States of America.  If this activity was excluded, the income statement and cash flows would be adjusted accordingly.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

Subsequent Event

As discussed in Note 1 to the combined financial statements, on October 14, 2022, the Company sold all of its operations by way of an Asset Purchase Agreement to Healthy Choice Markets IV, LLC.

Responsibilities of Management for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company ability to continue as a going concern for one year after the date the combined financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Combined Financial Statements

Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than from one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ UHY LLP

Hudson, New York
December 28, 2022

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
COMBINED BALANCE SHEET
December 31, 2021

ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	500,762
Accounts recievable		76,932
Inventory		1,856,495
Prepaid expenses		140,287
Other		13,772
Total current assets		2,588,248
PROPERTY, PLANT, AND EQUIPMENT, NET		1,746,976
OTHER ASSETS		
Deposits		233,089
Other		14,565
Total other assets		247,654
Total assets	$	4,582,878
LIABILITIES AND SHAREHOLDER'S/MEMBER'S EQUITY		
CURRENT LIABILITIES		
Accounts payable	$	1,519,667
Accrued expenses		29,308
Payroll liabilities		500,913
Lease incentive		128,794
Sales tax payable		18,519
Contract liabilities		289,359
Current portion of note payable		27,517
Other		98,738
Total current liabilities		2,612,815
LONG-TERM LIABILITIES		
Note payable, net of current portion		81,591
Total long-term liabilities		81,591
Total liabilities		2,694,406
SHAREHOLDER'S/MEMBER'S (LOSS) EQUITY		
Capital stock		30,002
Additonal paid in capital		5,340,123
Accumulated loss		(2,985,556)
Members' loss		(496,097)
Total shareholder's/member's (loss) equity		1,888,472
Total liabilities and shareholder's/member's (loss) equity	$	4,582,878

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
COMBINED STATEMENT OF INCOME
For the year ended December 31, 2021

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
COMBINED STATEMENT OF CHANGES IN SHAREHOLDER’S/MEMBER’S EQUITY (LOSS)
For the year ended December 31, 2021

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
COMBINED STATEMENT OF CASH FLOWS
For the year ended December 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES	
Net income	$ 1,359,396
Adjustments to reconcile net income to net cash provided by operating activities:	
Depreciation	430,083
Forgiveness of PPP loan	(817,927)
Changes in assets and liabilities:	
Accounts receivable	(23,827)
Inventory	(124,156)
Prepaid expenses	49,610
Other current assets	(7,819)
Due to/from related parties	14,485
Other assets	20,984
Deposits	(2,214)
Accounts payable	(300,649)
Accrued expenses	(13,142)
Payroll liabilities	(178,013)
Lease incentive	(13,557)
Contract liabilities	(37,647)
Other current liabilities	(171,453)
Sales tax payable	18,519
Net cash provided by operating activities	202,673
CASH FLOWS FROM INVESTING ACTIVITIES	
Purchase of property, plant, and equipment	(34,303)
Net cash used for investing activities	(34,303)
CASH FLOWS FROM FINANCING ACTIVITIES	
Payments on notes payable	(113,806)
Payments on notes payable to related parties	(600,000)
Payments on lines of credit	(200,000)
Distributions	(1,337,124)
Proceeds from PPP loan	817,927
Net cash used for financing activities	(1,433,003)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,264,633)
CASH AND CASH EQUIVALENTS, Beginning of year	1,765,395
CASH AND CASH EQUIVALENTS, End of year	$ 500,762
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION	
Cash paid for interest	$ 19,425

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2021
NOTE 1 – ORGANIZATION

Organization

Green’s Natural Foods, Inc., Dean’s Natural Food Market, Inc., Dean’s Natural Food Market of Shrewsbury, Inc., Dean’s Natural Food Market of Basking Ridge, LLC, Dean’s Natural Food Market of Chester, LLC, and Dean’s Natural Holdings, LLC (collectively the “Company”) operate organic and all-natural food grocery stores. The Company has eight grocery store locations in Mount Kisco, Eastchester, Briarcliff, and Somers, New York as well as Basking Ridge, Chester, Shrewsbury, and Ocean, New Jersey.

Green’s Natural Foods, Inc, (the “New York locations”) was acquired in the form of a stock sale by Hudson Equity Partners, LLC on December 30, 2020.

Dean’s Natural Food Market, Inc., Dean’s Natural Food Market of Shrewsbury, Inc., Dean’s Natural Food Market of Basking Ridge, LLC, Dean’s Natural Food Market of Chester, LLC, and Dean’s Natural Holdings, LLC (the “New Jersey locations”) were owned by Dean Nelson until acquired in the form of a stock sale by Red Oak Equity Partners, LLC on August 16, 2021.

The same two individuals own 100% of Hudson Equity Partners, LLC and Red Oak Equity Partners, LLC. The New York stores were managed the entire year by these owners and beginning August 16, 2021, the New Jersey stores were managed by these owners.
On October 14, 2022, the Company’s assets were acquired by Healthy Choice Market IV, LLC, a wholly owned subsidiary of Healthier Choices Management Corp.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Combination

The Company’s combined financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The combined financial statements include the accounts of all the entities under common control. All intercompany accounts have been eliminated in combination.

These combined financial statements are presented as if the New Jersey entities were owned by Red Oak Equity Partners, LLC as of January 1, 2021, and reflect the results of operations and cash flows for the year ended December 31, 2021. This presentation is to satisfy the requirements of the U.S. Securities and Exchange Commission as they relate to a significant acquisition by a public company (Healthier Choices Management Corp.).

Push Down Accounting

The Company has chosen not to apply “push down” accounting in accordance with ASC 805-50-25-4 for the business combinations by Hudson Equity Partners, LLC and Red Oak Equity Partners, LLC of the New York and New Jersey entities.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all short-term investment securities purchased with a maturity of three months or less to be cash equivalents. Cash and cash equivalents include monies held by the Company’s credit card processors. The funds are held by the merchant credit card processors pending satisfaction of their hold requirements and expiration of charge backs/refunds circumstances.

Revenue Recognition

Revenues from product sales, net of promotional discounts, manufacturer coupons and rebates, return allowances, and sales and consumption taxes, are recorded when products are delivered, title passes to customers, and collection is likely to occur. Title passes to customers at the point of sale for all retail purchases. Return allowances, which reduce revenue, are estimated using historical experience.

Accounts Receivable, Contract Assets and Contract Liabilities

Accounts receivable are claims to consideration which are unconditional, meaning no performance obligations remain for the Company and only the passage of time is necessary before collection. Contract assets are distinguished from accounts receivable as performance obligations remain before claims to consideration become unconditional. Contract liabilities are recorded when customers transfer consideration in advance of delivery of products, which the Company records for all gift cards and loyalty reward programs. When one party to an arrangement performs before the other(s), the Company records an account receivable, contract asset, or contract liability.

The majority of arrangements with customers contain one performance obligation to provide a distinct set of products. Most performance obligations are satisfied simultaneously as the Company exchanges products for customer payment. Exceptions include gift cards and loyalty rewards, for which the Company has a performance obligation to deliver products at a future date. As gift cards are purchased and loyalty points earned, contract liabilities are recorded until the performance obligations are satisfied through delivery of products or breakage based on gift card and loyalty reward program term limits.

The Company’s breakage policy is twelve months for gift cards and twelve months for loyalty rewards. Loyalty rewards are earned at 1% on qualifying purchases and the reward functions as an allocation of transaction price from the period earned by the customer to the period the performance obligation is satisfied by the Company. As such, all contract liabilities are expected to be recognized within a twenty-four-month period.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable, Contract Assets and Contract Liabilities (Continued)

A summary of the contract liabilities activity for the year ended December 31, 2021 is presented below:
Income Taxes

S-Corporation

Dean’s Natural Food Market of Shrewsbury, Inc. has elected to be treated as an S Corporation for federal and state income tax purposes.

Green’s Natural Foods, Inc. was treated as an S Corporation until December 30, 2020, when it was purchased and became a Qualified Subsidiary under Hudson Equity Partners, LLC.

No provision has been made for federal income taxes since S Corporations are not taxable entities. Individual partners/shareholders report their share of taxable income or loss in their personal tax returns.

C-Corporation

Dean’s Natural Food Market, Inc. is a C Corporation for federal income tax purposes.

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, their respective tax bases, and tax operating loss and credit carry forwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are subject to valuation allowances if, based on all available evidence, management determines that it is more likely than not that some position or all of the deferred tax assets and liabilities will not be realized. The financial impact of Dean’s Natural Food Market, Inc. deferred and current income taxes is immaterial as of and for the year ended December 31, 2021.

Limited Liability Companies

Dean’s Natural Food Market of Basking Ridge, LLC, Dean’s Natural Food Market of Chester, LLC, and Dean’s Natural Holdings, LLC have elected to be treated as single-member limited liability companies for federal and state income tax purposes with all income tax liabilities and/or benefits of the entities being passed through to its members. As such, there is no recognition of federal or state income taxes for each of these entities. Any uncertain tax position taken by the member is not an uncertain position of the entities.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

In accordance with the LLC agreements, the term of the Company is indefinite with termination determined by the Member. The LLC agreements indicate that the Member shall not have any liability for obligations of the Company, except to the extent expressly mandated by law.

The Company has evaluated any uncertain tax positions and related income tax contingencies and determined uncertain positions, if any, are not material to the financial statements, according to FASB ASC 740. Penalties and interest assessed by income taxing authorities are included in operating expenses, if incurred.  None of the Company’s current returns are under examination.

Inventories

Inventories are stated at average cost. If the cost of inventories exceeds their net realizable value, adjustments are recorded to write down excess inventory value to net realizable value. The Company’s inventories consist primarily of merchandise available for resale, such as fresh produce, perishable grocery items, and non-perishable consumable goods.

Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is recorded using the straight-line method over the estimated useful lives of the related assets. Expenditures for maintenance and repairs and minor renewals are charged to expense; betterments and major renewals are capitalized. Leasehold improvements are amortized over the lesser of the lease terms or the assets’ useful lives. Upon retirement or sale of assets, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, and any resulting gain or loss is credited or charged to income.

Advertising Costs

The Company expenses advertising costs as they are incurred. They are presented as a component of store operating expenses. Advertising costs were $68,923 for the year ended December 31, 2021.

Retirement Plan

The Company maintains two 401(k) plans. Under the terms of the 401(k) Plan, the employer may make up to 4% matching contributions. The plan will follow the Safe Harbor Cash or Deferred Arrangement (CODA) in which a minimum contribution plan of 4% of salaries must be made by the Company each pay period. Plan contributions were $30,560 for the year ended December 31, 2021.

Presentation of Sales Tax

The States of New York and New Jersey impose sales taxes on all of the Company’s sales to nonexempt customers. The Company collects sales taxes from customers and remits the amounts to the states. The Company’s accounting policy is to exclude the tax collected and remitted to the State from revenues and expenses with the exception of excise taxes paid on purchases.

Subsequent Events

Subsequent events have been evaluated through December 28, 2022, which is the date the financial statements were available to be issued.

NOTE 3 – CONCENTRATION OF CREDIT AND MARKET RISK

Financial instruments that potentially expose the Company to concentration of credit and market risk consist primarily of cash equivalents and receivables. Cash is maintained at Federal Deposit Insurance Corporation insured financial institutions and credit exposure is limited to any one institution. As of December 31, 2021, cash and cash equivalents were in excess of FDIC insurance coverage by approximately $219,600.

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its receivables and establishes an allowance for doubtful accounts, based on a history of past write-offs, collections, and current credit conditions. Accounts are written off as uncollectible at the time management determines that collections are unlikely. Accounts receivable are un-collateralized.

The Company has a concentration with two of its vendors, UNFI and Albert’s Organics, related to the purchase of inventory. Approximately 48% and 37% of purchases respectively were made with these vendors during the year ended December 31, 2021.

Accounts payable consists of balances due to vendors for inventory the Company sells in its stores as well as services rendered to the Company on or before the year-end which have not been paid as of the year-end. At December 31, 2021, vendor Albert’s Organics represented 10.5% and vendor UNFI represented 24.2% of accounts payable.

NOTE 4 – PROPERTY, PLANT, AND EQUIPMENT

Property, plant and equipment is comprised of the following at December 31, 2021, and estimated useful lives of the related assets are as follows:
Depreciation expense amounted to $430,083 for the year ended December 31, 2021.

NOTE 5 – DEBT

During 2021, the Company applied for and received a loan from its bank in the amount of $817,927 through the Small Business Administration’s (“SBA”) Paycheck Protection Program (“PPP”). In November 2021, the loan, including principal and interest was forgiven and considered repaid in full. The balance has been recorded as forgiveness of paycheck protection program loan for the year ended December 31, 2021.

NOTE 5 – DEBT (Continued)
According to the rules of the SBA, the Company is required to retain PPP loan documentation for six years after the date the loan is forgiven or repaid in full, and permit authorized representatives of the SBA, including representatives of its Office of Inspector General, to access such files upon request.

Should the SBA conduct such a review and reject all or some of the Company’s judgements pertaining to satisfying PPP loan eligibility or forgiveness conditions, the Company may be required to adjust previously reported amounts and disclosures in the financial statements.

As of December 31, 2020, the Company had two bank notes payable for $36,773 and $50,593, respectively. These notes were paid off in full during the year ended December 31, 2021.

As of December 31, 2020, the Company owed $200,000 to a bank under two lines of Credit. During 2021, these lines were paid in full, matured, and were not renewed.

The $109,108 note payable as of December 31, 2021 relates to the financing of leasehold improvements at the store in Somers, New Jersey and matures as follows:

December 31,		
2022	$	27,517
2023	$	28,638
2024	$	29,805
2025	$	23,148
	$	109,108

NOTE 6 – LEASES

The Company leased four retail locations in the State of New Jersey (NJ) and four in the State of New York (NY). The leases were as follows:

•
Dean’s Natural Food Market, Inc. leased retail space in Ocean, NJ which runs from August 16, 2021 through August 2031. The minimum monthly payments are $17,460 for the first 5 years of the lease and $18,333 for the second 5 years. The lease is a triple net lease where the Company is responsible for all operating costs for the space.

•	Dean’s Natural Food Market of Shrewsbury, Inc. leased retail space in Shrewsbury, NJ originally dated May 28, 2003 through April 2018. The lease was renewed for five years on March 30, 2018.

•
Dean’s Natural Food Market of Basking Ridge, LLC leased retail space in Basking Ridge, NJ from May 2012 through April 2018. The lease was renewed for another five-year term through April 2023 and an option to renew for two additional five-year terms. The Company may also be required to make additional rent payments related to utilities, common area charges, real estate taxes, and other governmental charges.

NOTE 6 – LEASES (Continued)

GREEN’S NATURAL FOODS, INC., DEAN’S NATURAL FOOD MARKET, INC., DEAN’S NATURAL FOOD MARKET OF SHREWSBURY, INC., DEAN’S NATURAL FOOD MARKET OF BASKING RIDGE, LLC, DEAN’S NATURAL FOOD MARKET OF CHESTER, LLC, DEAN’S NATURAL HOLDINGS, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2021

•
Dean’s Natural Food Market of Chester, LLC leased retail space in Chester, NJ from February 2016 through January 2026, with the option for 2 five-year renewal terms. The Company may also be required to make additional rent payments related to utilities, common area charges, real estate taxes, and other governmental charges. The landlord agreed to pay an “improvement allowance” of up to $203,359. Such allowance reduced the cost of leasehold improvements paid by the Company. Under ASC 840-20-25-6, the lease incentive should be recognized as reductions to rental expense on a straight-line basis over the term of the lease. As of December 31, 2021, the remaining unamortized incentive was $128,794.

•
The lease for the Eastchester, NY location, originally dated February 1994 through November 2003 was renewed through November 2009 and again through November 2014. In August 2014, the lease was renewed for an additional ten-year term through November 2024.

•
The lease for the Briarcliff Manor, NY location, originally dated August 20, 2003, expired September 30, 2018. The lease was renewed through September 30, 2023. The Company may be required to pay additional rent and is responsible for all general operating costs.

•
The lease for the Mount Kisco, NY location, originally dated January 30, 1997, expired October 2007 and was renewed through July 31, 2022 and again through July 31, 2027. The Company may be required to pay additional rent and is responsible for all general operating costs.

•
The lease for the Somers, NY location, dated September 20, 2018 expires five years after the Term Commencement Date, with the option to renew for an additional five years. Monthly rent payments are $10,300 for the first three years and increase 3% every other year through expiration.

•	The Ocean Store was owned by Dean Nelson prior to its acquisition by Red Oak Equity Partners, LLC in August 2021. There was no formal lease agreement because of the related party relationship.

Future minimum payments under these leases are as follows:

2022	$	1,706,695
2023		1,557,868
2024		1,227,570
2025		1,005,515
2026		908,237
Thereafter		2,000,317
	$	8,406,202

Lease expense was $1,830,802 for the year ended December 31, 2021.

NOTE 7 – NEW JERSEY ACQUISITION

On August 16, 2021, Red Oak Equity Partners, LLC purchased all issued and outstanding capital stock and membership interest, as applicable, of Dean’s Natural Food Market, Inc., Dean’s Natural Food Market of Shrewsbury, Inc., Dean’s Natural Food Market of Basking Ridge, LLC, Dean’s Natural Food Market of Chester, LLC, and Dean’s Natural Holdings, LLC for a total of $2,500,000. The purchase price included cash consideration of $2,250,000 and a promissory note of $250,000 payable to the seller at a fixed interest rate of 5% and equal monthly payments through February 2026.

NOTE 8 – RELATED PARTY TRANSACTIONS

As of December 31, 2020, the Company had two notes payable to its officers for $543,750 and $56,250, respectively. During the year ended December 31, 2021, the loans were paid in full.

Rent expense of $114,750 was paid to Dean Nelson prior to August 16, 2021.

During the year ended December 31, 2021, the Company paid $216,792 in consulting fees to another company owned by a related party.

NOTE 9 – STOCK/UNITS

The Company has authorized and issued 2,200 shares of common stock.  Of these shares, 2,000 are at $.001 par value with the remaining at no par.  The limited liability companies are single member limited liability companies with no units issued and outstanding.

NOTE 10 – Commitments

The Company has an agreement with a food distributor that runs from November 24, 2021 to March 11, 2025 where 90% of the products sold at the New York Stores must be purchased from that distributor.